SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]           Preliminary Information Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]           Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
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[  ]          Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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  (2)          Form, Schedule or Registration Statement No.:
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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 2, 2016, the Board of Trustees (the “Board”) of the Trust voted to replace Goldman Sachs Asset Management, L.P. (“Goldman”) with AQR Capital Management, LLC (“AQR”) as the sub-adviser for the JNL/Goldman Sachs U.S. Equity Flex Fund, a series of the Trust, effective April 24, 2017.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/AQR Large Cap Relaxed Constraint Equity Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Goldman Sachs U.S. Equity Flex Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 16, 2016, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Goldman Sachs U.S. Equity Flex Fund

March 24, 2017

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.          Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 100 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On December 2, 2016, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Goldman Sachs U.S. Equity Flex Fund (the “Fund”) voted to replace Goldman Sachs Asset Management, L.P. (“Goldman”) with AQR Capital Management, LLC (“AQR”) and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and AQR (the “AQR Sub-Advisory Agreement”) appointing AQR as Sub-Adviser for the Fund.

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements between JNAM and AQR and information about AQR’s appointment as the new Sub-Adviser to the Fund, effective April 24, 2017.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”).  The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Goldman is located at 200 West Street, 37th Floor, New York, New York 10282. Effective April 24, 2017, Goldman will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of March 20, 2017.  It will be mailed on or about April 6, 2017.

II.        Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Goldman with AQR as Sub-Adviser, effective April 24, 2017, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/AQR Large Cap Relaxed Constraint Equity Fund

   The Fund’s investment objective will not change as a result of the appointment of AQR as a Sub-Adviser to the Fund.

The investment objective and strategies and policies for the JNL/AQR Large Cap Relaxed Constraint Equity Fund will be as follows:

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation in excess of the Russell 1000® Index.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings made for investment purposes) in equity securities or equity related instruments (together, “equity securities”) of large-capitalization companies, which AQR Capital Management, LLC (“Sub-Adviser”) generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2016, the market capitalization range for the Russell 1000® Index was $644 million to $618 billion.

The Sub-Adviser will normally establish long and short positions in equity securities, including, but not limited to, common stocks, exchange-traded funds and similar pooled investment vehicles, equity index futures and depositary receipts.  The Fund will be managed by both overweighting and underweighting securities, industries, and sectors relative to the Russell 1000® Index. “Relaxed Constraint” in the Fund’s name reflects the Fund’s strategy to take long as well as short positions in the equity securities in which it invests, as opposed to a traditional “long-only” fund which does not establish short positions (i.e., relaxing the “long-only” constraint). Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Sub-Adviser’s views on securities it expects to underperform. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Sub-Adviser’s views on securities it expects to outperform. Through the reinvestment of the short sale proceeds, the Fund generally intends to target a long exposure of 130% of the Fund’s net assets with a short exposure of 30% of the Fund’s net assets. Actual long and short exposures, however, will vary according to market conditions. The Fund’s long exposures are expected to range between 120% and 140% of the Fund’s net assets. The Fund’s short exposures are expected to range between 20% and 40% of the Fund’s net assets.

The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A

“short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases.

In constructing the Fund’s portfolio, the Sub-Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum.

•
Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios.

•	Momentum strategies favor securities with strong recent performance and positive changes in fundamentals.

In addition to these two main factors, the Sub-Adviser may use a number of additional factors based on the Sub-Adviser’s proprietary research, including but not limited to, quality, stability, investor sentiment and management signaling. The Sub-Adviser may add to or modify the factors employed in selecting investments.

The Sub-Adviser determines the long or short weight of each equity security in the portfolio using portfolio optimization techniques, taking into account the Sub-Adviser’s assessment of attractiveness of the equity security based on various factors, including those described above, stock weights in the benchmark index, estimated transaction costs associated with trading each equity security, and additional criteria that form part of the Sub-Adviser’s security selection process.

The Fund invests significantly in equity securities. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

As with equity positions, the Fund may also take “long” and “short” positions in derivative instruments, such as equity index futures contracts. A “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. A “short” position in a derivative instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.       Investment Sub-Advisory Agreement With AQR

Goldman is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between Goldman and JNAM, effective December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on August 29-31, 2016.

AQR is a Sub-Adviser to a separate Fund of the Trust, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between AQR and JNAM, effective as of July 1, 2013, which was most recently approved by the Board at a meeting held on August 29-31, 2016.  On December 2, 2016, the Board, including the Independent Trustees, voted to replace Goldman with AQR as Sub-Adviser for the Fund and approved the Amendment to the AQR Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the AQR Sub-Advisory Agreement because AQR is not affiliated with JNAM.

The following description of the AQR Sub-Advisory Agreement is qualified by the AQR Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

The AQR Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The AQR Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by AQR.  The AQR Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The AQR Sub-Advisory Agreement generally provides that AQR, its officers, directors, employees, agents, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or the Adviser either in connection with the performance of AQR’s duties under the AQR Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the AQR Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Goldman and AQR other than discussed below.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Goldman Sachs U.S. Equity Flex Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $300 million	0.80%
Over $300 million	0.75%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/AQR Large Cap Relaxed Constraint Equity Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $300 million	0.80%
Over $300 million	0.75%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2016. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Goldman Sachs U.S. Equity Flex Fund	$2,796,307

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the AQR Sub-Advisory Agreement, the sub-advisory fee schedule is the lower than the sub-advisory fee schedule used to compensate Goldman. Goldman is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Goldman Sachs U.S. Equity Flex Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $150 million	0.45%
Over $150 million	0.40%

Under the AQR Sub-Advisory Agreement, AQR will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/AQR Large Cap Relaxed Constraint Equity Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $250 million	0.40%
Over $250 million	0.35%

For the year ended December 31, 2016, JNAM paid Goldman $1,486,365 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been the lower as the fees paid to Goldman, assuming the AQR Sub-Advisory Agreement was in place for the applicable period.

IV.       Description of AQR

AQR is located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is Delaware limited liability company and a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. AQR had approximately $175 billion in assets under management as of December 31, 2016.

Executive/Principal Officers, Directors, and General Partners of AQR:

Names	Principal Address	Title
Clifford S. Asness	Two Greenwich Plaza Greenwich, CT 06830	President, Managing and Founding Principal
David G. Kabiller	Two Greenwich Plaza Greenwich, CT 06830	Founding Principal
John M. Liew	Two Greenwich Plaza Greenwich, CT 06830	Founding Principal
Bradley D. Asness	Two Greenwich Plaza Greenwich, CT 06830	Principal, Chief Legal Officer
John B. Howard	Two Greenwich Plaza Greenwich, CT 06830	Principal, Chief Operating Officer, Chief Financial Officer
H.J. Willcox	Two Greenwich Plaza Greenwich, CT 06830	Managing Director, Chief Compliance Officer

Names	Principal Address	Title
Michele L. Aghassi	Two Greenwich Plaza Greenwich, CT 06830	Principal
Gregor M. Andrade	Two Greenwich Plaza Greenwich, CT 06830	Principal
Jeff Dunn	Two Greenwich Plaza Greenwich, CT 06830	Principal
Andrea Frazzini	Two Greenwich Plaza Greenwich, CT 06830	Principal
Jacques A. Friedman	Two Greenwich Plaza Greenwich, CT 06830	Principal
Jeremy M. Getson	Two Greenwich Plaza Greenwich, CT 06830	Principal
Marco Hanig	Two Greenwich Plaza Greenwich, CT 06830	Principal
Brian K. Hurst	Two Greenwich Plaza Greenwich, CT 06830	Principal
Antti Ilmanen	Two Greenwich Plaza Greenwich, CT 06830	Principal
Ronen Israel	Two Greenwich Plaza Greenwich, CT 06830	Principal
Michael A. Katz	Two Greenwich Plaza Greenwich, CT 06830	Principal
Hoon Kim	Two Greenwich Plaza Greenwich, CT 06830	Principal
Oktay Kurbanov	Two Greenwich Plaza Greenwich, CT 06830	Principal
Stephen J. Mellas	Two Greenwich Plaza Greenwich, CT 06830	Principal
Michael A. Mendelson	Two Greenwich Plaza Greenwich, CT 06830	Principal
Tobias Moskowitz	Two Greenwich Plaza Greenwich, CT 06830	Principal
Lars N. Nielsen	Two Greenwich Plaza Greenwich, CT 06830	Principal
Yao Hua Ooi	Two Greenwich Plaza Greenwich, CT 06830	Principal
Christopher Palazzolo	Two Greenwich Plaza Greenwich, CT 06830	Principal
Neal Pawar	Two Greenwich Plaza Greenwich, CT 06830	Principal
Lasse H. Pedersen	Two Greenwich Plaza Greenwich, CT 06830	Principal

Clifford Asness, Ph.D., M.B.A, may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

As the Sub-Adviser to the Fund, AQR will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s Prospectus dated April 24, 2017.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 24, 2017, under the heading “Principal Risks of Investing in the Fund.”

As of [March 20, 2017], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of AQR, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in AQR or any other entity controlling, controlled by, or under common control with AQR. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2016, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which AQR, any parent or subsidiary of AQR, or any subsidiary of the parent of such entities was or is to be a party.

JNL/AQR Large Cap Relaxed Constraint Equity Fund

The JNL/AQR Large Cap Relaxed Constraint Equity Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/AQR Large Cap Relaxed Constraint Equity Fund’s portfolio are:

Michele L. Aghassi

Michele L. Aghassi, Ph.D., is a Principal of the AQR. Dr. Aghassi joined AQR in 2005 and is co-head of research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

Andrea Frazzini

Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Jacques A. Friedman

Jacques A. Friedman, M.S., is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.

Hoon Kim

Hoon Kim, Ph.D., M.B.A., CFA, is a Principal of AQR. Dr. Kim joined AQR in 2005 and develops quantitative models and oversees portfolio management for its Global Stock Selection team. Dr. Kim earned a B.A. in business administration from Yonsei University in South Korea and an M.B.A. and Ph.D. in business and accounting from Carnegie Mellon University. He is a CPA (in Korea) and a CFA charterholder.

V.         Other Investment Companies Advised by AQR

The following table sets forth the size and rate of compensation for other funds advised by AQR having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management as of December 31, 2016	Rate of Compensation*
AQR Large Cap Relaxed Constraint Equity Fund	$2.8 million	0.60%
* AQR has contractually agreed to waive its management fee and/or to reimburse expenses of the fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than the rates noted below (“Expense Caps”). This arrangement will continue at least through January 28, 2018. Expense Caps – Class I: 0.80%, Class N: 1.05% and Class R6: 0.70%.

VI.       Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on December 2, 2016, the Board, including all of the Independent Trustees, considered information relating to the appointment of AQR as the Fund’s Sub-Adviser and the Amendment to the AQR Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the AQR Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the AQR Sub-Advisory Agreement. With respect to its approval of the Amendment to the AQR Sub-Advisory Agreement, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the AQR Sub-Advisory Agreement.

In reviewing the AQR Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to AQR through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the AQR Sub-Advisory Agreement.

Before approving the Amendment to the AQR Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and AQR and to consider the terms of the AQR Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Amendment to the AQR Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by AQR. The Board noted JNAM’s evaluation of AQR, as well as JNAM’s recommendations, based on its review of AQR, to approve the AQR Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of AQR’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to AQR’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to AQR. The Board considered compliance reports about AQR from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by AQR under the AQR Sub-Advisory Agreement.

Performance

The Board reviewed the performance of AQR’s investment mandate with a similar investment strategy to that of the Fund, the Fund’s benchmark, and peer group average. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the AQR Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to AQR. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by AQR to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s proposed sub-advisory fee is lower than the peer group average. The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and AQR, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and AQR

In evaluating the benefits that may accrue to AQR through its relationship with the Fund, the Board noted that AQR may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. In addition, certain affiliates of AQR may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for their activities, in addition to payments for marketing and conferences.

In evaluating the benefits that may accrue to AQR through its relationship with the Fund, the Board noted that AQR may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of AQR as a result of its relationship with the Fund.

 In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Amendment to the AQR Sub-Advisory Agreement.

VII.       Additional Information

Ownership Of The Fund

As of [March 20, 2017], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Goldman Sachs U.S. Equity Flex Fund (Class A)	[to be provided]
JNL/Goldman Sachs U.S. Equity Flex Fund (Class B)	[to be provided]

As of [March 20, 2017], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of [March 20, 2017], persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
[To be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of [March 20, 2017], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Address	Percentage of Shares owned
[To be provided]

Brokerage Commissions and Fund Transactions

    During the past three fiscal years, the Fund paid the following amounts in brokerage commissions to affilated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2016	Period Ended December 31, 2015	Period Ended December 31, 2014
Goldman Sachs & Co.	$86,820	$51,003	$69,047

During the fiscal year ended December 31, 2016, the Fund paid $529,267 in administration fees and $705,411 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract, and these services will continue.

VIII.     Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2016, a copy of the Trust’s semi-annual report for the period ended June 30, 2016, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement and Amendments Between
Jackson National Asset Management, LLC and AQR Capital Management, LLC

Amended and Restated
Investment Sub-Advisory Agreement

This Agreement is effective as of the 29th day of August, 2011, as Amended and Restated effective as of the 1st day of December, 2012, and is further Amended and Restated as of the 25th day of June, 2013, effective as of July 1, 2013, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and AQR Capital Management, LLC, a Delaware limited liability company and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, and further Amended and Restated as of the 25th day of June 2013 (“Management Agreement”), with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A hereto (each a “Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Adviser hereby appoints Sub-Adviser to provide certain investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, subject to the approval of the Trust’s Board of Trustees (“Board of Trustees”).

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders or potential shareholders of the Fund, and the Prospectus, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing that relate specifically to the Sub-Adviser or Fund that it provides sub-advisory services to, within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds or Sub-Adviser’s duties and obligations hereunder will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management. Subject always to the supervision of the Adviser, which in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and invest and reinvest, all assets of the Fund and place all orders for the purchase and sale of securities, commodities, and derivatives thereon, and other financial instruments, including investments through the JNL/AQR Managed Futures Strategy Fund Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed as a company exempt from tax in the Cayman Islands, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Subsidiary Agreement”), foreign or domestic securities and other financial instruments or property (including, without limitation, commodities and commodities-related instruments, currencies, financial and other swaps, futures, options and other derivative products of any type) (hereinafter collectively, “securities”), all on behalf of the Fund, pursuant to the provisions of this paragraph 3. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund, which may be amended from time to time, provided Sub-Adviser has been provided with such Declaration of Trust and Bylaws and has received prior notice of any changes made to the investment objective, policies and restrictions of the Fund and has been given a reasonable amount of time to implement any changes or amendments to such documentation, investment objectives, policies or restrictions. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Fund’s administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended, and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Fund and, with respect to the latter, insurance company separate accounts that invest therein.

Adviser will not knowingly act in a manner that would result in Sub-Adviser failing to comply with the required diversification referenced in the paragraph immediately above and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Fund, as owner of the assets in the Fund, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

Notwithstanding any other provision of this Agreement, the Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Fund on the basis of any information which might cause such purchase or sale to, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities provided hereunder, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended;

c)
will, upon reasonable request from the Adviser, provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, that are applicable to the Fund and that directly relate to the services provided by Sub-Adviser under this Agreement and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser’s investment activities in such foreign markets on behalf of the Fund.

d)
will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser, provided Sub-Adviser is given a reasonable amount of time to compile and report on the requested information;

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for the Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time, provided that with respect to item (iii) Sub-Adviser is given a reasonable amount of time to compile and report on such information;

f)
as a service provider to the Fund will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Fund under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)
will prepare and maintain such books and records with respect to the Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request, provided Sub-Adviser is given a reasonable amount of time to compile and report on the information reasonably requested by the Adviser;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Fund subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)
will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)	will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder; and

l)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and that apply with regard to all Funds for which it serves as Sub-Adviser; and

c)
Sub-Adviser shall, to the extent relating to its duties and obligations under this Agreement, provide assistance to the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Fund or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Fund. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

The Sub-Adviser is authorized, as agent of the Fund, to give instructions to the Fund’s custodian with respect to the assets of the Fund in order to carry out its duties under the terms of this Agreement, including with respect to the delivery of securities and other investments and payments of cash for the account of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the Fund’s custodian of investments that require segregation and appropriate assets for segregation.

5.	Brokerage.

a)          The Sub-Adviser is responsible for and is hereby appointed as the Fund’s agent with the authority to act in regard to making decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to (i) place orders for the execution of such securities transactions, including any derivative transactions, with or through such brokers, dealers, foreign currency dealers, futures commission merchants (“FCM”) or issuers as the Sub-Adviser may reasonably select; (ii) negotiate, execute and enter into brokerage contracts and other trading agreements, including but not limited to, futures account agreements, ISDA Master Agreements and other trading documents related thereto, on behalf of the Fund, and (iii) open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Fund. In order to meet margin or collateral requirements for futures, forwards and other derivative instruments, the Sub-Adviser may direct payments of cash, cash equivalents, and securities and other property into segregated accounts or FCM accounts established hereunder as the Sub-Adviser deems desirable or appropriate, provided that Sub-Adviser’s actions are in accordance with the terms of this Agreement, the 1940 Act and the rules and regulations thereunder.

b)          Sub-Adviser will provide copies of brokerage agreements entered into by the Fund to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

c)           Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids the Sub-Adviser’s investment decision-making process; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6.
Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost (including brokerage commissions, transactional fees and taxes, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the Fund or the Trust.

7.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust’s request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement and for sub-advisory services provided by Sub-Adviser to the Subsidiary under the Subsidiary Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds, including the average daily net assets of the Subsidiary in accordance with Schedule B hereto. Such fee shall be paid as soon as practicable, but in no event later than 30 calendar days, after each month-end. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

9.
Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser, its affiliates, principals, members, directors, officers and employees now, or may in the future, render the same, similar or dissimilar services, including investment advisory and management services, to others, including investment companies, funds, firms, individuals, associations or accounts. Adviser has no objection to Sub-Adviser acting in such capacities and Sub-Adviser, its affiliates, principals, members, directors, officers and employees shall not be limited or restricted from providing such services, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

Under no circumstances shall any party hereto be liable to another for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

11.
Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates (within the meaning of Section 2(a)(3) of the 1940 Act), employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found by a court of competent jurisdiction to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.
Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto, except (i) as required by applicable laws, rules and regulations, subpoenas, and court orders, or (ii) with respect to disclosure to a party’s officers, directors, employees, agents, representatives and professional advisors, and the agents and employees of any affiliates of the party, that need to know such information solely in connection with the performance of such party’s duties and obligations under this Agreement. In the event that any party is required to disclose the confidential information of the other party in accordance with subparagraph (i) above, such party will give notice to the other party whose confidential information is the subject of such request as soon as reasonably practicable so that such party may seek an appropriate protective order. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the officers, directors or employees of the Adviser and the Trust that have a need to know such information in connection with its duties and obligations and shall not be disclosed to any third party without the prior consent of the Sub-Adviser. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the U.S. Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 30 days after month end. In addition, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16.
Use of Name: If the Sub-Adviser shall cease to furnish services to the Fund under this Agreement or similar contractual arrangement, for any reason whatsoever, such Fund or the Adviser, at its expense:

a)
as promptly as practicable, shall take all necessary action to cause the Prospectus, Statement of Additional Information, Declaration of Trust, Bylaws and any other relevant documentation to be amended to accomplish a change of name to eliminate any reference to “AQR Capital Management, LLC” or “AQR” and

b)
within 60 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including, but not limited to, use in any sales literature or promotional material, the name “AQR Capital Management, LLC” or any name, mark or logo type derived from it or similar to it or indicating that the Fund is managed by or otherwise associated with the Sub-Adviser or misleadingly implying a continuing relationship between the Fund and the Sub-Adviser or any of its affiliates, unless such use is with respect to reporting historical performance information of the Fund during a period when such use of name was authorized or as agreed upon by both parties.

17.
Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Fund. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

18.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951
Attn: Legal Department – Contracts Administrator

b)	To Sub-Adviser:
AQR Capital Management, LLC
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830
Attention: Brendan Kalb, General Counsel

19.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

21.
Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 25th day of June 2013, effective July 1, 2013.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and CEO

AQR Capital Management, LLC

By:	/s/ Brendan R. Kalb

Name:	Brendan R. Kalb

Title:	General Counsel, AQR Capital Management, LLC

Schedule A
July 1, 2013
(Funds)

JNL/AQR Managed Futures Strategy Fund

Schedule B
July 1, 2013
(Compensation)

JNL/AQR Managed Futures Strategy Fund
Average Daily Net Assets	Annual Rate

$0 to $500 Million	0.65%
$500 Million to $700 Million	0.55%
Amounts over $700 Million	0.50%

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

And AQR Capital Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and AQR Capital Management, LLC, a Delaware limited liability company and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of July, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.
Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		AQR Capital Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Nicole DonVito
Name:	Mark D. Nerud	Name:	Nicole DonVito
Title:	President and CEO	Title:	Senior Counsel & Head of Registered
Products, AQR Capital Management, LLC

Amendment

to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

And AQR Capital Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and AQR Capital Management, LLC, a Delaware limited liability company and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 29th day of August, 2011, as Amended and Restated effective as of the 1st day of December, 2012, and as further Amended and Restated as of the 1st day of July, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph m) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

m)
at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 31st day of August 2016, effective August 31, 2016.

Jackson National Asset Management, LLC		AQR Capital Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Brendan R. Kalb
Name:	Mark D. Nerud	Name:	Brendan R. Kalb
Title:	President and CEO	Title:	General Counsel, AQR Capital Management, LLC

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

And AQR Capital Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and AQR Capital Management, LLC, a Delaware limited liability company and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (“Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of July, 2013, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A of the Agreement.

Whereas, the Sub-Adviser has agreed to replace Goldman Sachs Asset Management, L.P. as sub-adviser for the JNL/Goldman Sachs U.S. Equity Flex Fund of the Trust, which will subsequently be renamed the JNL/AQR Large Cap Relaxed Constraint Equity Fund.

Whereas, pursuant to this sub-adviser replacement, the Adviser and the Sub-Adviser, have agreed to add certain representations to the Agreement and to amend Schedule A and Schedule B of the Agreement to add the JNL/AQR Large Cap Relaxed Constraint Equity Fund (the “Fund”), effective April 24, 2017.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	The following shall be, and is hereby inserted at the end of Section 13 of the Agreement entitled “Acknowledgements of Adviser”:

c)	the Adviser is:

i.
registered as required with the CFTC as a commodity pool operator, commodity trading advisor, futures commission merchant, introducing broker, retail foreign exchange dealer, swap dealer and/or major swap participant (and is a member of NFA),

ii.	is excluded or exempt from such registration requirements and has made all required filings relating thereto, or

iii.
is not required to be registered in any capacity with the CFTC or to be a member of NFA because it does not engage in any activity that comes within the definition of any of the registration categories in clause (a) of this section.

d)	the Adviser will provide Sub-Adviser reasonable advance notification (in no event less than 30 days) of any decision to:

i.
register and operate as a commodity pool operator on behalf of the Fund, if the Adviser had previously claimed an exclusion or exemption from registration as a commodity pool operator on behalf of the Fund, or

ii.	operate the Fund under an exclusion or exemption from registration with the CFTC, if the Adviser had registered as a commodity pool operator on behalf of the Fund.

2.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

3.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 24, 2017, attached hereto.

4.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 24, 2017.
Jackson National Asset Management, LLC		AQR Capital Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Nicole DonVito
Name:	Mark D. Nerud	Name:	Nicole DonVito
Title:	President and CEO	Title:	Senior Counsel & Head of Registered
Products, AQR Capital Management, LLC

Schedule A
Dated April 24, 2017

Funds
JNL/AQR Managed Futures Strategy Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund

Schedule B
Dated April 24, 2017
(Compensation)

JNL/AQR Managed Futures Strategy Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.65%
$500 to $700 million	0.55%
Amounts over $700 million	0.50%

JNL/AQR Large Cap Relaxed Constraint Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
Amounts over $250 million	0.35%

Exhibit B

Prospectus Comparison of the JNL/Goldman Sachs U.S. Equity Flex Fund
and the JNL/AQR Large Cap Relaxed Constraint Equity Fund
Class A and Class B

JNL/AQR Large Cap Relaxed Constraint Equity Fund
(formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
Class A and Class B

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1,2]	1.07%
Total Annual Fund Operating Expenses	2.06%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	1.07%
Total Annual Fund Operating Expenses	1.86%
1 Other expenses are based on amounts incurred during the period ended December 31, 2015. The amount includes the costs associated with the Fund’s short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.92%. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.
2 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$209	$646	$1,108	$2,390

Class B
1 year	3 years	5 years	10 years
$189	$585	$1,006	$2,180
Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period	Class A
1/1/2015 – 12/31/2015	78%

Period	Class B
1/1/2015 – 12/31/2015	78%

Principal Investment Strategies. The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation in excess of Russell 1000® Index.~~The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.~~

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings made for investment purposes) in equity securities or~~and~~ equity related instruments (together, “equity securities”) of large-capitalization companies, which AQR Capital Management, LLC (“Sub-Adviser”) generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2016, the market capitalization range for the Russell 1000® Index was $644 million to $618 billion.~~and/or derivative instruments.~~

The Sub-Adviser~~Goldman Sachs Asset Management, L.P. (“Sub-Adviser”)~~ will normally establish long and short positions in equity securities, including, but not limited to, common stocks, exchange-traded funds and similar pooled investment vehicles, equity index futures and depositary receipts. The Fund will be managed by both overweighting and underweighting securities, industries, and sectors relative to the Russell 1000® Index. “Relaxed Constraint” in the Fund’s name reflects the Fund’s strategy to take long as well as short positions in the equity securities in which it invests, as opposed to a traditional “long-only” fund which does not establish short positions (i.e., relaxing the “long-only” constraint). Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Sub-Adviser’s views on securities it expects to underperform. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Sub-Adviser’s views on securities it expects to outperform. Through the reinvestment of the short sale proceeds, the Fund generally intends to target a long exposure of 130% of the Fund’s net assets with a short exposure of 30% of the Fund’s net assets. Actual long and short exposures, however, will vary according to market conditions. The Fund’s long exposures are expected to range between 120% and 140% of the Fund’s net assets. The Fund’s short exposures are expected to range between 20% and 40% of the Fund’s net assets. ~~In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities, including exchange-traded funds, the Sub-Adviser believes will underperform the index. This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.~~

~~Beta is a measure of a stock’s volatility relative to the volatility of the market as a whole. A fund that has the same volatility as that of the market has a beta of 1. If a fund has a beta less than 1, such fund is less volatile than the market. On the other hand, such fund that has a beta greater than 1 is more volatile than the market. For the Fund, the relevant market is considered to be all of the stocks included in the S&P 500 Index.~~The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases.

In constructing the Fund’s portfolio, the Sub-Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum.

•
Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios.

•	Momentum strategies favor securities with strong recent performance and positive changes in fundamentals.

In addition to these two main factors, the Sub-Adviser may use a number of additional factors based on the Sub-Adviser’s proprietary research, including but not limited to, quality, stability, investor sentiment and management signaling. The Sub-Adviser may add to or modify the factors employed in selecting investments.

The Sub-Adviser determines the long or short weight of each equity security in the portfolio using portfolio optimization techniques, taking into account the Sub-Adviser’s assessment of attractiveness of the equity security based on various factors, including those described above, stock weights in the benchmark index, estimated transaction costs associated with trading each equity security, and additional criteria that form part of the Sub-Adviser’s security selection process.

The Fund invests significantly in equity securities. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

As with equity positions, the Fund may also take “long” and “short” positions in derivative instruments, such as equity index futures contracts. A “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. A “short” position in a derivative instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.~~When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. This is a form of leverage, and when the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.~~

~~The Sub-Adviser’s investment philosophy is based on the belief that a prudent investor should thoughtfully weigh two important attributes of a stock: price and prospects. The Sub-Adviser believes a company’s prospective ability to generate high cash flow returns on capital will strongly influence investment success. The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

•
Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may be subject to counterparty risk.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited;

(d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•
Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

•
Investment momentum style risk – Investing in or having exposure to securities with positive momentum involves investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style falls out of favor, which may hurt the investment performance of a Fund using such strategy.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Model risk – The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective.

•
Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•
Short sales risk – The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms. ~~Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.~~

•
Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

•
Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to April 24, 2017, reflects the Fund’s results when managed by the former sub-adviser, Goldman Sachs Assets Management, L.P. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 16.48%; Worst Quarter (ended 12/31/2008): -21.56%

Class B

Best Quarter (ended 6/30/2009): 16.57%; Worst Quarter (ended 12/31/2008): -21.48%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Fund (January 16, 2007)
JNL/AQR Large Cap Relaxed Constraint Equity~~Goldman Sachs U.S. Equity Flex~~ Fund (Class A)	-1.63%	9.96%	4.44%
Russell 1000®~~S&P 500~~ Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.31%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Class (January 16, 2007)
JNL/AQR Large Cap Relaxed Constraint Equity~~Goldman Sachs U.S. Equity Flex~~ Fund (Class B)	-1.45%	10.18%	4.65%
Russell 1000®~~S&P 500~~ Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.31%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
AQR Capital Management, LLC (“AQR”)~~Goldman Sachs Asset Management, L.P.~~

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Michele L. Aghassi, Ph.D.~~Sean Gallagher~~	April 2017~~2005~~	Principal, AQR~~Managing Director, Goldman Sachs Asset Management, L.P.~~
Andrea Frazzini, Ph.D., M.S.~~Charles “Brook” Dane, CFA~~	April 2017~~2010~~	Principal, AQR~~Vice President, Goldman Sachs Asset Management, L.P.~~
Jacques A. Friedman, M.S.~~Daniel Lochner~~	April 2017~~2014~~	Principal, AQR~~Managing Director, Goldman Sachs Asset Management, L.P.~~
Hoon Kim, Ph.D., M.B.A., CFA	April 2017	Principal, AQR

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/AQR Large Cap Relaxed Constraint Equity Fund
(formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
Class A and Class B

Investment Objective. The investment objective of the ~~JNL/Goldman Sachs U.S. Equity Flex~~ Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation in excess of the Russell 1000® Index.~~The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.~~

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings made for investment purposes) in equity securities or equity-related instruments (together “equity securities”) of large-capitalization companies, which the Sub-Adviser generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2016, the market capitalization range for the Russell 1000® Index was $644 million to $618 billion.~~and equity related and/or derivative instruments.~~

The Sub-Adviser will normally establish long and short positions in equity securities, including, but not limited to, common stocks, exchange-traded funds and similar pooled investment vehicles, equity index futures and depositary receipts. The Fund will be managed by both overweighting and underweighting securities, industries, and sectors relative to the Russell 1000® Index. “Relaxed Constraint” in the Fund’s name reflects the Fund’s strategy to take long as well as short positions in the equity securities in which it invests, as opposed to a traditional “long-only” fund which does not establish short positions (i.e., relaxing the “long-only” constraint). Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Sub-Adviser’s views on securities it expects to underperform. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Sub-Adviser’s views on securities it expects to outperform. Through the reinvestment of the short sale proceeds, the Fund generally intends to target a long exposure of 130% of the Fund’s net assets with a short exposure of 30% of the Fund’s net assets. Actual long and short exposures, however, will vary according to market conditions. The Fund’s long exposures are expected to range between 120% and 140% of the Fund’s net assets. The Fund’s short exposures are expected to range between 20% and 40% of the Fund’s net assets. ~~In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities, including exchange-traded funds, the Sub-Adviser believes will underperform the index. This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.~~

The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases.

In constructing the Fund’s portfolio, the Sub-Adviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or processes—to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum.

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Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios.

•	Momentum strategies favor securities with strong recent performance and positive changes in fundamentals.

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In addition to these two main factors, the Sub-Adviser may use a number of additional factors based on the Sub-Adviser’s proprietary research, including but not limited to, quality, stability, investor sentiment and management signaling. The Sub-Adviser may add to or modify the factors employed in selecting investments.

The Sub-Adviser determines the long or short weight of each equity security in the portfolio using portfolio optimization techniques, taking into account the Sub-Adviser’s assessment of attractiveness of the equity security based on various factors, including those described above, stock weights in the benchmark index, estimated transaction costs associated with trading each equity security, and additional criteria that form part of the Sub-Adviser’s security selection process.

The Fund invests significantly in equity securities. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

As with equity positions, the Fund may also take “long” and “short” positions in derivative instruments, such as equity index futures contracts. A “long” position in a derivative instrument will benefit from an increase in the price of the underlying instrument. A “short” position in a derivative instrument will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases.~~Beta is a measure of a stock’s volatility relative to the volatility of the market. A fund that has the same volatility as that of the market has a beta of 1. If a fund has a beta less than 1, such fund is less volatile than the market. On the other hand, a fund that has a beta greater than 1 is more volatile than the market. For this Fund, the market is considered to be all of the stocks included in the S&P 500 Index.~~

~~When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. This is a form of leverage, and when the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.~~

~~The Sub-Adviser’s investment philosophy is based on the belief that a prudent investor should thoughtfully weigh two important attributes of a stock: price and prospects. The Sub-Adviser believes a company’s prospective ability to generate high cash flow returns on capital will strongly influence investment success. The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.~~

~~Investment Process:~~

~~The decision to purchase, hold or short a security is driven by the Sub-Adviser’s fundamental research process. The GSAM Fundamental Equity Value team is comprised of sector specialists organized by industry expertise. Investment ideas are generated by each member of the team through first-hand fundamental research, and capital is allocated to the most compelling ideas after the team takes the following steps:~~

~~Step 1: Research Prioritization. Stock selection begins with research prioritization. The initial investment universe consists of securities throughout the entire market spectrum and is narrowed by evaluating each security’s valuation, profitability and business characteristics.~~

~~Step 2: Rigorous Analysis of Business Fundamentals. The Fundamental Equity Value team conducts in-depth company research by rebuilding, analyzing and forecasting the financial statements of companies and tests assumptions through meetings and discussions with companies’ management, competitors, customers and suppliers. The team assesses a company’s overall business quality, focusing on its competitive advantage, free cash flow, cost structure, return on invested capital and management quality.~~

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~~Step 3: Discussion with co-Lead Portfolio Managers and team: Sector specialists prepare formal investment theses, and the team meets daily to discuss these investment ideas.~~

~~Step 4: Portfolio Construction: A security’s weighting in the portfolio (as a percentage of the Fund’s total assets) is decided based on its expected return potential relative to its contribution to overall portfolio risk.~~

~~Once a position is in the portfolio, continued analysis is performed on the stock. The entire Fundamental Equity Value team attends weekly meetings to perform a comprehensive review of the portfolio, and its allocations and positions. Subsequent earnings and business developments are monitored carefully, and additional meetings with the management of the company are conducted.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Counterparty risk
•	Derivatives risk
•	Equity securities risk
•	Forward and futures contract risk
•	Investment in other investment companies risk
•	Investment momentum style risk
•	Investment style risk
•	Large-capitalization investing risk
•	Leverage risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Model risk
•	Portfolio turnover risk
•	Securities lending risk
•	Short sales risk
•	Stock risk
•	Volatility risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Concentration risk
•	Cybersecurity risk
•	Liquidity risk
•	Settlement risk
~~•~~	~~Small capitalization investing risk~~
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•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/AQR Large Cap Relaxed Constraint Equity Fund is AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process.~~JNL/Goldman Sachs U.S. Equity Flex Fund is Goldman Sachs Asset Management, L.P. (“GSAM®”), 200 West Street, New York, New York, 10282. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2015, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under supervision of $1,082.67 billion (assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion).~~

Michele L. Aghassi, Ph.D., is a Principal of the AQR. Dr. Aghassi joined AQR in 2005 and is co-head of research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Jacques A. Friedman, M.S., is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.

Hoon Kim, Ph.D., M.B.A., CFA, is a Principal of AQR. Dr. Kim joined AQR in 2005 and develops quantitative models and oversees portfolio management for its Global Stock Selection team. Dr. Kim earned a B.A. in business administration from Yonsei University in South Korea and an M.B.A. and Ph.D. in business and accounting from Carnegie Mellon University. He is a CPA (in Korea) and a CFA charterholder.

~~The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:~~

~~•~~
~~Sean Gallagher (Managing Director, US Value Equity Chief Investment Officer) is the CIO and a portfolio manager of the US Value Equity Team, where he oversees the portfolio management and investment research efforts for the firm’s US Value Equity accounts. Sean has 23 years of industry experience and has been a member of the US Value Equity Team since 2000. Prior to joining Goldman Sachs, he spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs. Sean received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.~~

~~•~~
~~Charles “Brook” Dane, CFA (Vice President, Portfolio Manager) is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Fundamental Equity 130/30 Strategy. Before joining GSAM, Brook was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of their large cap strategies. Prior to that, he was an~~

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~~Associate at Dane, Falb, Stone & Co. Brook has 24 years of industry experience. He received a BA in History from Tufts University and an MBA from the University of California, Walter A. Haas School of Business.~~
~~•~~
~~Dan Lochner (Managing Director, Portfolio Manager) is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Fundamental Equity 130/30 Strategy. Prior to joining the Value Team, he was an Equity Sales Summer Analyst with Goldman Sachs in 2004. Dan received a BA in Economics from the University of Richmond and an MBA from Columbia Business School. Dan joined the Value Team in July 2005.~~

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, ~~2015~~2016.
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